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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)            April 1, 1995
                                                -------------------------------


                          National Income Realty Trust
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             (Exact name of registrant as specified in its charter)


         California                    0-9211                         94-2537061
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(State or other jurisdiction        (Commission                    (IRS Employer
of incorporation)                    File No.)               Identification No.)



280 Park Avenue, East Building, 20th Floor, New York, New York         10017
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (212) 949-5000
                                                   ----------------------------


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         (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS.

         At its March 9, 1995 meeting, the Board of Trustees of National Income Realty Trust ("NIRT") approved a revised Advisory Agreement with Tarragon Realty Advisors effective April 1, 1995, which is to be submitted to the Shareholders for approval at the next Annual Meeting. The revised Advisory Agreement is similar to the Advisory Agreement dated February 15, 1994 with Tarragon Realty Advisors, Inc. (the terms of which were substantially the same as those of the Basic Capital Management, Inc. Advisory Agreement previously in effect) but eliminates the base annual fee requirement and makes various technical changes designed to further clarify the responsibility of Tarragon Realty Advisors, Inc.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c) Exhibits. The following are filed herewith as exhibits as required or permitted by Item 601 of Regulation S-K:

          EXHIBIT                                         DESCRIPTION OF
        DESIGNATION                                          EXHIBIT
            10.1                     Advisory Agreement dated April 1, 1995 between
                                     National Income Realty Trust and Tarragon Realty
                                     Advisors, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NATIONAL INCOME REALTY TRUST
                                               (Registrant)


                                       By  /s/ Katie Jackson
                                         ---------------------------------
                                         Katie Jackson, Vice President and
                                         Chief Accounting Officer



Dated:  April 28, 1995





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                                EXHIBIT INDEX



          EXHIBIT
        DESIGNATION                        DESCRIPTION OF EXHIBIT
        -----------                        ----------------------
            10.1 Advisory Agreement dated April 1, 1995 between National Income Realty Trust and Tarragon Realty Advisors, Inc.